UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2008

HILL-ROM HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana	47006-8835
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7777

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 6, 2008, the Company announced its earnings for the third quarter ended June 30, 2008. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99	Press release dated August 6, 2008 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

DATE: August 7, 2008

BY: /S/ Gregory N. Miller
Gregory N. Miller
Senior Vice President and
Chief Financial Officer

DATE: August 7, 2008

BY: /S/ Richard G. Keller
Richard G. Keller
Vice President – Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press release dated August 6, 2008 issued by the Company.

4